EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

In connection with the Annual Report of Castle Dental Centers, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John M. Slack, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3) A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 30, 2004

/s/ JOHN M. SLACK

John M. Slack,
Interim Chief Executive Officer